UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2005

CAPITALSOURCE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-31753	35-2206895
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

4445 Willard Avenue, 12th Floor
Chevy Chase, MD 2081
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code (301) 841-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On April 14, 2005, we completed a $1.25 billion term debt transaction. As with our six prior term debt transactions, we recorded this transaction as an on-balance sheet financing. At closing, CapitalSource Commercial Loan Trust 2005-1 (“Trust 2005-1”), a newly formed indirect subsidiary of CapitalSource Inc., entered into an Indenture (“Indenture”) between Trust 2005-1, as the Issuer, and Wells Fargo Bank, National Association (“Wells Fargo”), as the Indenture Trustee, and a Sale and Servicing Agreement (“Sale and Servicing Agreement,” together with the Indenture, the “Agreements”) between Trust 2005-1, as the Issuer, CapitalSource Commercial Loan LLC, 2005-1, as the Trust Depositor, CapitalSource Finance LLC, as the Originator and as the Servicer, and Wells Fargo, as the Indenture Trustee and as the Backup Servicer. CapitalSource Commercial Loan LLC, 2005-1 and CapitalSource Finance LLC are both wholly owned subsidiaries of CapitalSource Inc. The Agreements cover the sale of $1.14 billion of floating-rate asset-backed notes which are backed by a $1.25 billion diversified pool of commercial loans from our portfolio. The offered notes represent 91.35% of the collateral pool. Trust 2005-1 has retained an 8.65% interest in the collateral pool. The blended pricing for the offered notes (excluding fees) was LIBOR plus 31.4 basis points.

     The amount, ratings and LIBOR spread of the offered notes are:

	Amount	Rating	LIBOR Spread	Weighted
Class	(Millions)	(S&P/Moody’s/Fitch)	(basis points)	Average Life
A-1	$425.0	AAA/AAA/AAA	9	1.16 years
A-2	468.8	AAA/AAA/AAA	19	3.00 years
B	62.5	AA/AA2/AA	28	2.71 years
C	103.1	NR/A2/A	70	2.76 years
D	62.5	NR/BAA2/BBB	125	2.83 years
E	20.0	NR/Ba2/BB	315	2.88 years

     Under the Agreements, our subsidiaries are required to comply with various covenants customary to similar types of agreements, including those executed and delivered in connection with our prior term debt transactions. As with the documentation for those prior term debt transactions, the Agreements also include usual and customary events of default for notes of this nature and provide that, upon the occurrence of an event of default, payment of all amounts payable under the notes may be accelerated.

     Descriptions in this Current Report of the Indenture and the Sale and Servicing Agreement are qualified in their entirety by reference to copies of such documents which are filed as Exhibits 4.11 and 10.34, respectively, and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

                 See Exhibit Index attached hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 20, 2005	/s/ JAMES M. MOZINGO

James M. Mozingo
Chief Accounting Officer
(Principal Accounting Officer)

INDEX TO EXHIBITS

Exhibit Description
No.
4.11	Indenture dated as of April 14, 2005, by and between CapitalSource Commercial Loan Trust 2005-1, as the Issuer, and Wells Fargo Bank, National Association, as the Indenture Trustee.

10.34	Sale and Servicing Agreement, dated as of April 14, 2005, by and among CapitalSource Commercial Loan Trust 2005-1, as the Issuer, CapitalSource Commercial Loan LLC, 2005-1, as the Trust Depositor, CapitalSource Finance LLC, as the Originator and as the Servicer, and Wells Fargo Bank, National Association, as the Indenture Trustee and as the Backup Servicer.